RON BENDER (SBN 143364)
MONICA Y. KIM (SBN 180139)
KRIKOR J. MESHEFEJIAN (SBN 255030)
LEVENE, NEALE, BENDER, YOO & BRILL L.L.P.
10250 Constellation Boulevard, Suite 1700
Los Angeles, California 90067
Telephone: (310) 229-1234; Facsimile: (310) 229-1244
Email: rb@lnbyb.com; myk@lnbyb.com; kjm@lnbyb.com
Attorneys for Chapter 11 Debtors and Debtors in Possession

FILED & ENTERED

FEB 13 2018

CLERK U.S. BANKRUPTCY COURT
Central District of California
BY Reaves DEPUTY CLERK

SAMUEL R. MAIZEL (SBN 189301)
TANIA M. MOYRON (SBN 235736)
DENTONS US LLP
601 South Figueroa Street, Suite 2500
Los Angeles, California 90017-5704
Telephone: (213) 623-9300; Facsimile: (213) 623-9924
Email: samuel.maizel@dentons.com; tania.moyron@dentons.com
Attorneys for Official Committee of Equity Security Holders

UNITED STATES BANKRUPTCY COURT
CENTRAL DISTRICT OF CALIFORNIA
SAN FERNANDO VALLEY DIVISION

In re: ICPW Liquidation Corporation, a California corporation[1], Debtor and Debtor in Possession. _______________ In re: ICPW Liquidation Corporation, a Nevada corporation[2], Debtor and Debtor in Possession. _______________ ☒ Affects both Debtors ☐ Affects ICPW Liquidation Corporation, a California corporation only ☐ Affects ICPW Liquidation Corporation, a Nevada corporation only	Lead Case No.: 1:17-bk-12408-MB Jointly administered with: 1:17-bk-12409-MB Chapter 11 Cases **ORDER CONFIRMING DEBTORS' AND OFFICIAL COMMITTEE OF EQUITY SECURITY HOLDERS' JOINT PLAN OF LIQUIDATION DATED FEBRUARY 9, 2018 AS MODIFIED** Plan Confirmation Hearing: Date: February 13, 2018 Time: 2:30 p.m. Place: Courtroom "303" 21041 Burbank Blvd. Woodland Hills, CA

[1] Formerly known as Ironclad Performance Wear Corporation, a California corporation.
[2] Formerly known as Ironclad Performance Wear Corporation, a Nevada corporation.

A continued hearing was held on February 13, 2018, at the above-referenced time and location (the "Plan Confirmation Hearing"), for the Court to consider the confirmation of the Joint Plan of Liquidation Dated February 9, 2018 filed as Docket Number 438 ("February 9, 2018 Plan") proposed jointly by ICPW Liquidation Corporation, a California corporation, formerly known as Ironclad Performance Wear Corporation, a California corporation ("ICPW California"), and ICPW Liquidation Corporation, a Nevada corporation, formerly known as Ironclad Performance Wear Corporation, a Nevada corporation ("ICPW Nevada" and collectively with ICPW California, the "Debtors") and the Official Committee of Equity Security Holders (the "OCEH"). The Debtors and the OCEH are jointly referred to herein as the "Plan Proponents". Appearances were made at the Plan Confirmation Hearing as set forth on the Court's record.

The Plan Proponents filed their Joint Plan of Liquidation Dated January 12, 2018 filed as Docket Number 383 ("January 12, 2018 Plan"). On January 12, 2018, the Plan Proponents filed as Docket Number 384 their "Notice of Hearing on Confirmation of Debtors' and Official Committee of Equity Security Holders' Joint Plan of Liquidation Dated January 12, 2018 and Summary of Joint Plan" (the "Plan Confirmation Notice"), and the Plan Proponents served the Plan Confirmation Notice on all known creditors and shareholders of the Debtors.

Subsequent to the filing of the January 12, 2018 Plan, the Plan Proponents engaged in substantive discussions with the Securities Exchange Commission ("SEC") and the United States Trustee ("UST") to address issues raised by the SEC and the UST. The Plan Proponents modified the January 12, 2018 Plan to address the issues raised by the SEC and the UST to the satisfaction of the SEC and the UST and included those modifications in the February 9, 2018 Plan.

Two timely objections were filed to confirmation of the January 12, 2018 Plan. One objection was filed by disputed creditors Jeffrey Cordes and William M. Aisenberg ("Cordes/Aisenberg") as Docket Number 425, and the other objection was filed by disputed creditor Radians Wareham Holding, Inc. ("Radians") as Docket Number 427. The Plan Proponents filed a reply to the Cordes/Aisenberg and Radians objections as Docket Number 440 (the "Reply"). In the Reply and the February 9, 2018 Plan, the Plan Proponents have proposed to establish a reserve of $601,492 to be used solely to pay any allowed claim of Cordes/Aisenberg.

Pursuant to (i) argument of counsel at the Plan Confirmation Hearing (2/12/18 – 2/13/18) and (ii) the Amended Proofs of Claim filed at respective Claim Numbers 7-2 and 8-2 in the Claims Register of the Cases, Cordes/Aisenberg assert a greater amount is required to be reserved in order for their disputed claims to be unimpaired under the February 9, 2018 Plan. In the Reply and the February 9, 2018 Plan, the Plan Proponents classified Radians as the Class of Secured Claims - Class 3 and have proposed to establish a reserve of $600,000, unless otherwise ordered by the Court, to be used solely to pay any allowed claim of Radians.

The Plan Proponents filed a motion in support of confirmation of the January 12, 2018 Plan as Docket Number 408 (the "Plan Confirmation Motion") along with the Declaration of L. Geoff Greulich as Docket Number 410 and the Declaration of Scott Jarus as Docket Number 409. The Plan Proponents filed a supplement to their Plan Confirmation Motion as Docket Number 439.

The Plan Confirmation Hearing was initially held on February 12, 2018, at 1:30 p.m. and was continued to February 13, 2018, at 2:30 p.m. At the Plan Confirmation Hearing, the Court considered (1) all of the foregoing pleadings that were filed with the Court, (2) all of the statements, arguments and representations of counsel, (3) the entire record of the Debtors' chapter 11 cases ("Cases"), and (4) the modifications to the February 9, 2018 Plan as set forth in this Order. The February 9, 2018 Plan as modified by the terms of this Order is referred to herein as the "Modified February 9, 2018 Plan." Subject to the provisions of this Order, after considering all of the foregoing, and having concluded that all of the requirements of Section 1129 of the Bankruptcy Code necessary for confirmation of the Modified February 9, 2018 Plan have been satisfied; and having concluded that since there are no impaired classes under the Modified February 9, 2018 Plan, no voting on the Modified February 9, 2018 Plan is required; and having determined that proper notice of the Plan Confirmation Hearing was given, and other good cause appearing,

THE COURT HEREBY ORDERS AS FOLLOWS:

1. The Bankruptcy Court has subject matter jurisdiction over this proceeding pursuant to 28 U.S.C. § 1334. This is a core proceeding under 28 U.S.C. § 157(b)(2)(A), (L) and

(O). Venue of these Cases is proper in the Central District of California pursuant to 28 U.S.C. §§ 1408 and 1409.

2. The Debtors were qualified and are qualified to be debtors under Section 109 of the Bankruptcy Code. Each of the Debtors is authorized to and has been operating as a debtor-in-possession since the commencement of these Cases. No trustee or examiner has been appointed in either of the Cases.

3. Confirmation of the Modified February 9, 2018 Plan is a core proceeding pursuant to 28 U.S.C. § 157(b)(2)(L), and this Court has exclusive jurisdiction to determine whether the Modified February 9, 2018 Plan complies with the applicable provisions of the Bankruptcy Code and should be confirmed. This Court has the power to authorize and direct each of the actions contemplated by the Modified February 9, 2018 Plan including the consummation of the transactions required by the Trust Agreement.

4. As debtors-in-possession, the Debtors' management and board of directors are and were duly authorized and empowered to take any and all such actions giving rise to the Modified February 9, 2018 Plan and the Trust Agreement, subject to the terms of this Order. Each action, agreement and transaction contemplated by the Modified February 9, 2018 Plan and this Order, and all related actions, agreements and transactions necessary to implement, effectuate and confirm the Modified February 9, 2018 Plan, are authorized and lawful under the formation documents of each of the Debtors.

5. This Court takes judicial notice of the docket and claims register in these Cases maintained by the clerk of the Court, including, without limitation, all pleadings, claims and other documents filed, all orders entered, all prior hearing transcripts and evidence and arguments made, proffered or adduced at the hearings held before this Court during the pendency of these Cases.

6. The Debtors and the OCEH, as joint proponents of the Modified February 9, 2018 Plan, have met their burden of proving the elements of Section 1129(a) of the Bankruptcy Code by a preponderance of the evidence, undertaken by an unopposed proffer as further found and determined herein.

7. This Court previously determined upon the unopposed joint motion of the Plan Proponents and the order of this Court granting that motion entered on January 10, 2018 as Docket Number 373 (the "Solicitation Order") that solicitation of votes for acceptance and rejection of the January 12, 2018 Plan was unnecessary under Sections 1125 and 1126 of the Bankruptcy Code and Bankruptcy Rules 3017 and 3018, in light of the unimpaired nature of all classes claims and equity interests. Accordingly, this Court finds no need to re-solicit any votes based upon any modifications to the January 12, 2018 Plan as contained in the Modified February 9, 2018 Plan because all classes of claims and equity interests in the Modified February 9, 2018 remain unimpaired.

8. Notice of the Plan Confirmation Hearing, including all deadlines in the Solicitation Order, was given in compliance with the Bankruptcy Rules, and the materials served in conjunction therewith were good and sufficient notice in accordance with Bankruptcy Rules 2002(b) and 3020(b)(2). All parties in interest had the opportunity to appear and be heard at the Plan Confirmation Hearing and no other or further notice is required.

9. Based on the modifications to the Modified February 9, 2018 Plan set forth below in paragraphs 24 through 27, Class 1 - General Unsecured Claims, Class 2 - Equity Holder Interests, Class 3 - Secured Claims and Class 4 - Priority and Unsecured Wage Claims are not impaired under the Modified February 9, 2018 Plan and are deemed to have accepted the Modified February 9, 2018 Plan pursuant to Section 1126(f) of the Bankruptcy Code.

10. Pursuant to the Modified February 9, 2018 Plan, the Debtors have provided due and sufficient notice that the Modified February 9, 2018 Plan preserves all causes of action, including actions under Chapter 5 of the Bankruptcy Code, and transfers such claims to the Trust.

11. Pursuant to Section 1123(b)(3) of the Bankruptcy Code and Bankruptcy Rule 9019(a), the releases, exculpations and injunctions set forth in Sections XI. E and XI. F of the Modified February 9, 2018 Plan and herein, and implemented by this Order, are fair, equitable, reasonable and in the best interests of the Debtors, the Reorganized Debtors and their Estates, creditors and equity holders. The limited releases of non-Debtors under the Modified February 9, 2018 Plan are fair to holders of claims and are necessary to the proposed reorganization. The

record of the Plan Confirmation Hearing and these Cases is sufficient to support the releases, exculpations, and injunctions provided for in Article XI of the Modified February 9, 2018 Plan and herein.

12. No securities are issued pursuant to the Modified February 9, 2018 Plan, and, as of the Record Date, transfers of equity interests will not be recognized by the Trust, except as may be required by operation of law.

13. The Modified February 9, 2018 Plan is hereby confirmed pursuant to Section 1129(a) of the Bankruptcy Code.

14. The objections to confirmation filed by Cordes/Aisenberg and Radians are resolved by this Order.

15. All terms which are not defined in this Order shall have the definitions assigned to such terms in the February 9, 2018 Plan or the Plan Confirmation Motion.

16. The modifications to the January 12, 2018 Plan as reflected in the February 9, 2018 Plan, as further modified by the terms of this Order, are approved.

17. The Modified February 9, 2018 Plan satisfies sections 1122 and 1123(a)(1) of the Bankruptcy Code. The Modified February 9, 2018 Plan designates four (4) classes of claims. The claims placed in each class are substantially similar to other claims, as the case may be, in each such class. Valid business and legal reasons exist for the various classes of claims and interests created under the Modified February 9, 2018 Plan and such classes do not unfairly discriminate between holders of claims.

18. The Modified February 9, 2018 Plan satisfies section 1123(a)(2) of the Bankruptcy Code. The Modified February 9, 2018 Plan specifies that classes 1, 2, 3, and 4 are not impaired under the Modified February 9, 2018 Plan.

19. The Modified February 9, 2018 Plan satisfies section 1123(a)(5) of the Bankruptcy Code. Article IV of the Modified February 9, 2018 Plan provides for the same treatment for each claim or interest in each respective class, unless the holder of a particular claim or interest has agreed to a less favorable treatment of such claim or interest.

20. The Modified February 9, 2018 Plan satisfies section 1123(a)(6) of the Bankruptcy Code.

21. The Modified February 9, 2018 Plan satisfies section 1123(a)(7) of the Bankruptcy Code. Article V (B) provides for the resignation of the Board of Directors and Officers as of the Effective Date, and Articles (VI) (D) and (E) provide that the Trustee shall be responsible for implementation of the Modified February 9, 2018 Plan, including with respect to management, control and operation of the Debtor, subject to the supervision and approval of the Trust Board as provided in the Plan and Trust Agreement.

22. The provisions of the Modified February 9, 2018 Plan and this Order are binding on the Debtors, the Debtors' estates, all creditors and all other persons or parties who hold or who assert claims against the Debtors, and all shareholders of ICPW Nevada. Notwithstanding anything in the Modified February 9, 2018 Plan or this Order to the contrary, to the extent there is a conflict between the terms of the Modified February 9, 2018 Plan and the terms of this Order, the terms of this Order shall control.

23. The Trust Agreement, in substantially the form set forth in Exhibit "1" to the pleading filed by the Plan Proponents as Docket Number 417 (the "Trust Agreement"), is approved, and the Debtors are authorized to enter into, and to perform their obligations under, the Trust Agreement, subject to the terms of this Order. The Debtors and the OCEH are authorized to modify the Trust Agreement in any manner agreed to by the Debtors and the OCEH, provided that the basic substance and purpose of the Trust Agreement are unchanged and further provided that the Plan Proponents shall promptly file the final executed version of the Trust Agreement with the Court.

24. Paragraph IV.C.1 of the Modified February 9, 2018 Plan is hereby rewritten as follows:

> Radians asserts that it is a secured creditor as provided for under the Sale Order. The OCEH reserves any and all rights that are preserved under the Sale Order to challenge Radians' secured claim. The Plan Proponents have classified this contingent and disputed claim of Radians as the sole class 3 claim under this Plan (the "Class 3 Claim"). The Court has determined that the Class 3 Claim is unimpaired because the Escrow Agent will retain in a segregated trust account

(the "Class 3 Reserve Fund") the amount of the Class 3 Claim as estimated by the Court under Section 502(c) of the Bankruptcy Code. The Class 3 Reserve Fund will be used to pay any Class 3 Claim which is allowed by order of the Court ("Class 3 Allowed Claim"). The Escrow Agent will pay any Class 3 Allowed Claim out of the Class 3 Reserve Fund within five business days following the entry of an order of the Court allowing such Class 3 Allowed Claim and such order becoming a Final Order, and the Escrow Agent will deliver the balance of the Class 3 Reserve Fund, if any, to the Trustee.

25. The assertions contained in the Modified February 9, 2018 Plan may not be used to establish any factual allegations in any adversary proceeding, claim objection, and/or any other proceeding simply by virtue of the entry of this Order.

26. By March 12, 2018, the Trustee shall file with the Court a motion together with any supporting evidence to estimate the claims of Cordes/Aisenberg (the "Cordes/Aisenberg Claims Estimation Motion"), and the Trustee shall file with the Court a motion together with all supporting evidence to estimate the claim of Radians (the "Radians Claim Estimation Motion"). The dates for any oppositions and replies shall be in accordance with the Local Bankruptcy Rules, agreement of the parties, or order of the Court.

27. Notwithstanding any provision in the Modified February 9, 2018 Plan to the contrary, unless the Court orders otherwise by a subsequently entered order, no distribution may be made, from the Trust Account or otherwise, under the Modified February 9, 2018 Plan to any creditors or shareholders of the Debtors unless and until (i) the Court enters an order on the Radians Claim Estimation Motion in which the Court estimates pursuant to Section 502(c) of the Bankruptcy Code the claim of Radians (the "Estimated Radians Claim"), and the Class 3 Reserve Fund is funded with Remaining Estate Funds in the amount of the Estimated Radians Claim, and (ii) the Court enters an order on the Cordes/Aisenberg Claims Estimation Motion in which the Court estimates pursuant to Section 502(c) of the Bankruptcy Code the claims of Cordes/Aisenberg (the "Estimated Cordes/Aisenberg Claims"), and the Class 4 Reserve Fund is funded with Remaining Estate Funds in the amount of the Estimated Cordes/Aisenberg Claims. Because the Class 3 Reserve Fund will be funded with Remaining Estate Funds in the amount of the Estimated Radians Claim, the class 3 claim of Radians is deemed unimpaired under the Modified February 9, 2018 Plan. Because the Class 4 Reserve Fund will be funded with

Remaining Estate Funds in the amount of the Estimated Cordes/Aisenberg Claim, the class 4 claims of Cordes/Aisenberg are deemed unimpaired under the Modified February 9, 2018 Plan. Class 4 under the February 9, 2018 Plan is entitled as the "Class of Priority Unsecured Claims". For the sake of clarity, notwithstanding the fact that Class 4 is entitled as a "Class of Priority Unsecured Claims", the Class 4 Reserve Fund to be funded for the Estimated Cordes/Aisenberg Claims shall consist of an amount deemed by the Court sufficient to cover all estimated claims of Cordes/Aisenberg and not limited to only the priority portions of the Cordes/Aisenberg claims.

28. The Effective Date of the Modified February 9, 2018 Plan shall be February 28, 2018, provided that there is no stay in effect with respect to this Order entered on or before that date and provided that this Order is not subject to any pending appeal or rehearing unless the Plan Proponents agree to proceed with having the Modified February 9, 2018 Plan go effective despite the existence of a pending appeal or rehearing. Promptly following the occurrence of the Effective Date, the Plan Proponents shall file a notice with the Court advising that the Effective Date has occurred and indicating the specific date that constitutes the Effective Date.

29. Notwithstanding any provision in the Modified February 9, 2018 Plan to the contrary, the Record Date (as defined in the Modified February 9, 2018 Plan) shall be February 12, 2018.

30. March 19, 2018 shall constitute the deadline for any creditor to assert an administrative claim against the Estates (the "Administrative Claims Bar Date"). By February 16, 2018, the Plan Proponents shall distribute to all known creditors and Shareholders a notice indicating that the Plan has been confirmed and notice of the Administrative Claims Bar Date. In order to assert a timely administrative claim, a creditor must file a pleading with the Court by the Administrative Claims Bar Date in which the creditor indicates the amount of its asserted administrative claim and attaches as an exhibit all documentary evidence in support of its asserted administrative claim and serve that pleading on counsel for the Plan Proponents. The creditor is not required to set the matter for hearing. Any creditor who fails to file a timely administrative claim shall be forever barred from asserting any administrative claim against the Debtors, the Estates, or the Trust. The Trustee shall be required to file with the Court any objection to any

asserted administrative claim by the date that is ninety days after the Effective Date and to set the matter for hearing. If the Trustee and the creditor are able to resolve any dispute consensually, the Trustee may file a stipulation and proposed order with the Court without the need to set the matter for hearing, with the stipulation to be signed by the Trustee and the creditor. If the Trustee fails to file a timely objection to any timely filed administrative claim, the timely filed administrative claim shall be deemed permanently allowed and must be paid in full by the Trustee out of the Trust Property. The foregoing deadlines for the filing of administrative claims by the Administrative Claims Bar Date shall not apply to any of the professionals employed in the Cases.

31. A hearing shall be held on April 24, 2018, at 2:30 p.m., for the Court to consider approval of all final applications for fees and expenses of the professionals employed in the Cases. All professionals shall file their final applications for fees and expenses by April 3, 2018.

32. The Debtors are hereby authorized to take all steps necessary to implement and consummate the provisions of the confirmed Modified February 9, 2018 Plan.

33. Once the Estates have been fully administered as referred to in Bankruptcy Rule 3022, the Trustee shall file a motion with the Court to obtain a final decree to close these Cases. The Trustee shall be responsible for the timely payment of all fees incurred pursuant to 28 U.S.C. Section 1930(a)(6) and shall pay all such fees out of the Trust.

34. This Court shall retain jurisdiction in accordance with the terms of Article XI (A) of the Modified February 9, 2018 Plan, the other provisions of this Order and section 1142 of the Bankruptcy Code, and to the fullest extent authorized by title 28 of the United States Code.

Date: February 13, 2018

Martin R. Barash

Martin R Barash
United States Bankruptcy Judge